LETTER OF TRANSMITTAL

                                       for

           8.35% Noncumulative Exchangeable Preferred Stock, Series A

                                       of

                             NB CAPITAL CORPORATION




THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON __________, 1997 (THE "EXPIRATION DATE") UNLESS EXTENDED BY NB
CAPITAL CORPORATION.

                                 EXCHANGE AGENT:

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK


 By Hand or Overnight    Facsimile Transmissions:    By Registered or Certified
       Delivery:          (Eligible Institutions               Mail:
                                   Only)

The Bank of Nova Scotia      (212) 225-5436           The Bank of Nova Scotia
Trust Company of New York                            Trust Company of New York
    One Liberty Plaza                                    One Liberty Plaza
New York, New York 10006                              New York, New York 10006
Attention: George Timmes                              Attention: George Timmes
                          To Confirm by Telephone
                           or for Information Call:

                               (212) 225-5422



                  Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

                  The undersigned acknowledges receipt of the Prospectus dated November __, 1997 (the "Prospectus") of NB Capital Corporation (the "Company") and the National Bank of Canada (the "Bank"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 liquidation preference of its 8.35% Noncumulative Exchangeable Preferred Stock, Series A, par value U.S.$.01 per share (the "New Preferred Shares") which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for each $1,000 liquidation preference of its 8.35%

Noncumulative Exchangeable Preferred Stock, Series A (the "Old Preferred Shares"). The terms of the New Preferred Shares are identical in all material respects (including interest rate and maturity) to the terms of the Old Preferred Shares for which they may be exchanged pursuant to the Exchange Offer, except that the New Preferred Shares are freely transferable by holders thereof (except as provided herein or in the Prospectus).

                  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
                    THE PROSPECTUS CAREFULLY BEFORE CHECKING
                                     ANY BOX BELOW.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                  List below the Old Preferred Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and the Number of Shares should be listed on a separate signed schedule affixed hereto.

              DESCRIPTION OF OLD PREFERRED SHARES TENDERED HEREWITH


                                                                                                 Liquidation Preference
Name(s) and Address(es)                                            Aggregate Liquidation         of Old Preferred
of Registered Holder(s)                Certificate                 Preference of                 Shares
(Please fill in)                       Number(s)*                  Old Preferred Shares*         Tendered**


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                       Total
-----------------------------------------------------------------------------------------------------------------------------

---------------
*        Need not be completed by book-entry holders.
** Need not be completed if tendering for exchange all Old Preferred Shared delivered to the Exchange Agent. All Old Preferred Shares delivered shall be deemed tendered unless a lesser number is specified in this column. See instruction 2.


                  This Letter of Transmittal is to be used either if certificates representing Old Preferred Shares are to be forwarded herewith or if delivery of Old Preferred Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Preferred Shares" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

                  Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Preferred Shares are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Preferred Shares are held of record by DTC.

                  Holders whose Old Preferred Shares are not immediately available or who cannot deliver their Old Preferred Shares and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Preferred Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Preferred Shares."

___      CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING
         DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT
         MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY
         TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
         Name of Tendering Institution_______________________________________
         The Depository Trust Company _______________________________________
         Account Number _____________________________________________________
         Transaction Code Number ____________________________________________

___      CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING
         DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
         COMPLETE THE FOLLOWING:
         Name of Registered Holder(s)________________________________________
         Name of Eligible Institution that Guaranteed Delivery ______________ Date of Execution of Notice of Guaranteed Delivery _________________ If Delivered by Book-Entry Transfer: _______________________________
         Account Number  ____________________________________________________

___      CHECK HERE IF NEW PREFERRED SHARES ARE TO BE DELIVERED TO
         PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:
         Name  ______________________________________________________________
                                      (Please Print)

         Address ____________________________________________________________
                                    (Including Zip Code)

___      CHECK HERE IF NEW PREFERRED SHARES ARE TO BE DELIVERED TO
         ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER
         OF TRANSMITTAL:
         Address ____________________________________________________________
                                    (Including Zip Code)

___ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THIS PROSPECTUS AND 10 COPIES OF ANY
         AMENDMENTS OR SUPPLEMENTS THERETO:
         Name  ______________________________________________________________

         Address ____________________________________________________________

                  If the undersigned, or the person receiving such New Preferred Shares, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that neither it nor such person is engaged in, and does not intend to engage in, a distribution of New Preferred Shares. If the undersigned, or the person receiving such New Preferred Shares, whether or not such person is the undersigned, is a broker-dealer that will receive New Preferred Shares for its own account in exchange for Old Preferred Shares that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such person, as the case may be, will deliver a prospectus in connection with any resale of such New Preferred Shares; however, by so acknowledging and by delivering a prospectus, neither the undersigned nor such person will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the New Preferred Shares to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Preferred Shares from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate liquidation preference of the Old Preferred Shares indicated above in exchange for a like aggregate liquidation preference of the Old Preferred Shares. Subject to, and effective upon, the acceptance for exchange of the Old Preferred Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Preferred Shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Preferred Shares to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Preferred Shares and to acquire New Preferred Shares issuable upon the exchange of such tendered Old Preferred Shares, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Preferred Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Preferred Shares or transfer ownership of such Old Preferred Shares on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Preferred Shares by the Company and the issuance of New Preferred Shares in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder except as provided in the first paragraph of Section 2 of said agreement.

                  The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Preferred Shares tendered hereby and, in such event, the Old Preferred Shares not exchanged will be returned to the undersigned at the address shown above. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer--Certain Conditions to the Exchange Offer" occur.

                  By tendering, each holder represents to the Company that, among other things, (a) the New Preferred Shares acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such New Preferred Shares, whether or not such person is the holder, (b) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Preferred Shares and (c) neither the holder nor any such other person is an "affiliate" of the Company as defined under Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. Any holder of Old Preferred Shares using the Exchange Offer to participate in a distribution of the New Preferred Shares (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

                  If the undersigned, or the person receiving such New Preferred Shares, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that neither it nor such person is engaged in, and does not intend to engage in, a distribution of New Preferred Shares. If the undersigned, or the person receiving such New Preferred Shares, whether or not such person is the undersigned, is a broker-dealer that will receive New Preferred Shares for its own account in exchange for Old Preferred Shares that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such person, as the case may be, will deliver a prospectus in completion with any resale of such New Preferred Shares; however, by so acknowledging and by delivering a prospectus, neither the undersigned nor such person will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Tendered Old Preferred Shares may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. See Instruction 2.

                  Certificates for all New Preferred Shares delivered in exchange for tendered Old Preferred Shares and any Old Preferred Shares delivered herewith but not exchanged, and in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)


_______________________________________________________________________________
_______________________________________________________________________________
                            Signature(s) of Holder(s)

Dated _____________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Preferred Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s) _______________________________________________________________________
_______________________________________________________________________________
                                 (Please Print)

Capacity (full title) _________________________________________________________
Address _______________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No. ___________________________________________________
Taxpayer Identification No. ___________________________________________________

                          GUARANTEE OF SIGNATURE(S) (If
                           Required See Instruction 3)

Authorized Signature _________________________________________________________
Name _________________________________________________________________________
Title ________________________________________________________________________
Address ______________________________________________________________________
Name of Firm _________________________________________________________________
Area Code and Telephone No. __________________________________________________
Dated ________________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       Delivery of this Letter of Transmittal and Certificates.

                  A holder of Old Preferred Shares may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the Old Preferred Shares being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date (or complying with the procedure for book-entry transfer described below) or (ii) complying with the guaranteed delivery procedures described below.

                  The method of delivery of this Letter of Transmittal, the Old Preferred Shares and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Old Preferred Shares or Letters of Transmittal should be sent to the Company.

                  If tendered Old Preferred Shares are registered in the name of the signer of the Letter of Transmittal and the New Preferred Shares to be issued in exchange therefor are to be issued (and any untendered Old Preferred Shares are to be reissued) in the name of the registered holder (which term, for the purposes described herein, shall include any participant in The Depository Trust Company (also referred to as a "book-entry transfer facility") whose name appears on a security listing as the owner of Old Preferred Shares), the signature of such signer need not be guaranteed. In any other case, the tendered Old Preferred Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If the New Preferred Shares and/or Old Preferred Shares not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Preferred Shares, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

                  The Exchange Agent will make a request within two business days after the date of receipt of this Prospectus to establish accounts with respect to the Old Preferred Shares at the book-entry transfer facility for the purpose of facilitating the Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of Old Preferred Shares by causing such book-entry transfer facility to transfer such Old Preferred Shares into the Exchange Agent's account with respect to the Old Preferred Shares in accordance with the book-entry transfer facility's procedures for such transfer. Although delivery of Old Preferred Shares may be effected through book-entry transfer into the Exchange Agent's account at the book-entry transfer facility, an appropriate Letter of Transmittal with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

                  If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Preferred Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received on or prior to the Expiration Date, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the Old Preferred Shares are registered and, if possible, the certificate numbers of the Old Preferred Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Old Preferred Shares in proper form for transfer (or a confirmation of book-entry transfer of such Old Preferred Shares into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Preferred Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed and duly executed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of the notice of guaranteed delivery ("Notice of Guaranteed Delivery") which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

                  A tender will be deemed to have been received as of the date when (i) the tendering holder's properly completed and duly executed Letter of Transmittal accompanied by the Old Preferred Shares (or a confirmation of book-entry transfer of such Old Preferred Shares into the Exchange Agent's account at the book-entry transfer facility) is received by the Exchange Agent, or (ii) a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) from an Eligible Institution is received by the Exchange Agent. Issuances of New Preferred Shares in exchange for Old Preferred Shares tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Preferred Shares (or a confirmation of book-entry transfer of such Old Preferred Shares into the Exchange Agent's account at the book-entry transfer facility).

                  If the Letter of Transmittal signed by a person or persons other than the registered holder or holders of Old Preferred Shares, such Old Preferred Shares must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the

Company, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Preferred Shares.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Preferred Shares for exchange.

2.       Partial Tenders; Withdrawals.

                  If less than all of the shares of Old Preferred Shares evidenced by a submitted certificate are tendered, the tendering holder should fill in the liquidation preference of shares of Old Preferred Shares to be tendered in the box entitled "Number of Shares." A newly issued certificate for the number of shares of Old Preferred Shares submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Preferred Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

                  Tenders of Old Preferred Shares may be withdrawn at any time prior to the Expiration Date.

                  For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having tendered the Old Preferred Shares to be withdrawn (the "Depositor"), (ii) identify the Old Preferred Shares to be withdrawn (including the certificate number or numbers of such Old Preferred Shares, (iii) specify the number of shares of Old Preferred Shares to be withdrawn, (iv) include a statement that such holder is withdrawing its election to have such Old Preferred Shares exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Preferred Shares were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Transfer Agent under the Transfer Agent and Registrar Agreement register the transfer of such Old Preferred Shares into the name of the person withdrawing the tender and (vi) specify the name in which any such Old Preferred Shares are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Old Preferred Shares promptly following receipt of notice of withdrawal. If Old Preferred Shares have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Preferred Shares or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

                  Any Old Preferred Shares so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Preferred

Shares which have been tendered fox exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Preferred Shares tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Preferred Shares will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Withdrawals of tenders of Old Preferred Shares may not be rescinded; however, properly withdrawn Old Preferred Shares may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Preferred Shares" in the Prospectus at any time on or prior to the Expiration Date.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

                  If this Letter of Transmittal is signed by the registered holder(s) of the Old Preferred Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

                  If any of the Old Preferred Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If a number of Old Preferred Shares registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Preferred Shares.

                  When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Preferred Shares) of Old Preferred Shares listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

                  If this Letter of Transmittal is signed by a person other than the registered holder or holder of the Old Preferred Shares listed, such Old Preferred Shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Preferred Shares.

                  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

                  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

                  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Preferred Shares are tendered: (i) by a registered holder of such Old Preferred Shares, for the holder of such Old Preferred Shares; or (ii) for the account of an Eligible Institution.

4.       Transfer Taxes.

                  The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Preferred Shares pursuant to the Exchange Offer. If, however, certificates representing New Preferred Shares or Old Preferred Shares for shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Preferred Shares tendered, or if tendered Old Preferred Shares are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Shares listed in this Letter of Transmittal.

5.       Waiver of Conditions.

                  The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       Mutilated, Lost, Stolen or Destroyed Old Preferred Shares.

                  Any holder whose Old Preferred Shares have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

7.       Substitute Form W-9.

                  Each holder of Old Preferred Shares whose Old Preferred Shares are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the New Preferred Shares. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the New Preferred Shares, 31% of all such payments will be withheld until a TIN is provided.

8.       Requests for Assistance or Additional Copies.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to NB Capital Corporation, 125 West 55th Street, New York, New York 10019, Attention: Investor Relations (telephone (212) 632-8500).

9.       Special Issuance and Delivery Instructions.

                  If New Preferred Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Preferred Shares are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Preferred Shares not exchanged will be returned by mail or , if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

10.      Irregularities.

                  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Preferred Shares, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Old Preferred Shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Preferred Shares will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the

Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

                  IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for Old Preferred Shares (or confirmation of book-entry transfer) and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.


                            IMPORTANT TAX INFORMATION

                  Under U.S. Federal income tax law, a holder of Old Preferred Shares whose Old Preferred Shares are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of Nova Scotia Trust Company of New York (as payor) (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Preferred Shares is awaiting a TIN) and that (A) the holder of Old Preferred Shares has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Preferred Shares that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Preferred Shares is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Old Preferred Shares may be subject to certain penalties imposed by the Internal Revenue Service.

                  Certain holders of Old Preferred Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Preferred Shares should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

                  If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Old Preferred Shares or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Preferred Shares has not been issued a TIN and has applied for a

TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Preferred Shares or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31%, of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

                  The holder of Old Preferred Shares is required to give the Paying Agent the TIN (e.g., Social Security number or employer identification number) of the record owner of the Old Preferred Shares. If the Old Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.



         PAYOR'S NAME: THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, AS PAYING AGENT

----------------------------------------------------------------------------------------------------------------

SUBSTITUTE                     Part 1  PLEASE PROVIDE YOUR                       Social Security number(s) or
                               TIN IN THE BOX AT RIGHT                           Employer Identification
                               AND CERTIFY BY SIGNING                            Number(s)
                               AND DATING BELOW
                                                                                 -------------------------------
                             -----------------------------------------------------------------------------------

Form W-9                       Part 2 Certification Under penalties of perjury, I certify that:

Department of the              (1)      The number shown on this form is my correct taxpayer
Treasury Internal                       identification number (or I am waiting for a number to be
Revenue Service                         issued for me), and
                               (2)      I am not subject to backup withholding
                                        because: (a) I am exempt from backup
                                        withholding, or (b) I have not been
                                        notified by the Internal Revenue Service
                                        (IRS) that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest or dividends, or (c)
                                        the IRS has notified me that I am no
                                        longer subject to backup withholding.

Payor's Request for            Certification Instructions. You must cross out item (2)
Taxpayer                       above if you have been notified by the IRS that you are currently
Identification                 subject to backup withholding because of underreporting interest
Number ("TIN")                 or dividends on your tax return.

                               --------------------------------------------------
                               Signature                                         Part 3 Awaiting TIN --
                                         ----------------------------------------
                               Date
                                     --------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

----------------------------                      ----------------------------
        Signature                                            Date